UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    March 3, 2009

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Ibis Technology Corporation
(Exact name of Registrant as Specified in its Charter)

Massachusetts	000-26824	04-2987600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Cherry Hill Drive
Danvers, Massachusetts  01923
 (Address of Principal Executive Offices)

(978) 777-4247
 (Registrant’s telephone number, including area code)

——————————————————————
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On March 3, 2009, Ibis Technology Corporation (the “Company”) issued a press release announcing that the Company had paid a liquidating dividend of $0.07 per share on each outstanding share of the Company’s common stock on February 27, 2009, payable to stockholders of record as of February 23, 2009.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

      (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 3, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIS TECHNOLOGY CORPORATION

Date: March 3, 2009	By:	/s/ Craig R. Jalbert
Name: Craig R. Jalbert
Title: President and Chief Administrative Officer

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